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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2002
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Item 4. Changes in Registrant's Certifying Accountant.

        On March 15, 2002, the Board of Directors of Abbott Laboratories ("Abbott") adopted the recommendation of its Audit Committee that Arthur Andersen LLP ("Andersen") be replaced as Abbott's auditors. A new independent public accounting firm has not yet been engaged to act as Abbott's auditors.

        Andersen's reports on Abbott's consolidated financial statements for each of the years December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on Abbott's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        Abbott has provided Andersen with a copy of the foregoing statements. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 21, 2002, stating its agreement with such statements.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit No.	Exhibit
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 21, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES
Date: March 21, 2002	By:	/s/ THOMAS C. FREYMAN Thomas C. Freyman Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 21, 2002

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 7. Financial Statements and Exhibits .
SIGNATURE
Exhibit Index